UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                     REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report FEBRUARY 18, 2004




                              MEGADATA CORPORATION
                            - ---------------------
             (Exact name of registrant as specified in its charter)


              NEW YORK                                     11-2208938
              --------                                     ----------
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                         Identification No.)


        47 ARCH STREET, GREENWICH, CONNECTICUT             06830
        --------------------------------------             -----
        (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code:  (203) 629-8757
                                                           -------------------













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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)   Former independent accountants.

     (i) On February 4, 2004, Megadata Corporation (the "Registrant") engaged BDO Seidman, LLP ("BDO") as its new independent auditors for the fiscal year ending October 31, 2004 to replace the firm of Ernst and Young, LLP ("E&Y") who declined to serve as the Registrant's independent auditors for the fiscal year ending October 31, 2004.
     (ii) The Audit Committee of the Registrant's Board of Directors approved the change in auditors on February 4, 2004.
     (iii) The reports of E&Y on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     (iv) During the Registrant's two most recent fiscal years ending October 31, 2003 and the subsequent interim period through February 4, 2004, there has been no disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their report.
     (v) The Registrant has provided E&Y with a copy of this disclosure and has requested that E&Y furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from E&Y, dated February 18, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.

(b)  New independent accountants.
     (i) As stated above, on February 4, 2004, the Registrant engaged BDO as independent auditors for the Registrant for the fiscal year ending October 31, 2004.
     (ii) The Registrant has not previously consulted with BDO on (i) the application of accounting principles to a specific transaction, either completed or proposed, or on the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in item 304
          (a) (1) (iv) of Regulation S-K and the related instructions) or reportable event (as described in Item 304 (a) (1) (v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits
     16.1. Letter from Ernst and Young, LLP, dated February 18, 2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                        MEGADATA CORPORATION

   DATED: FEBRUARY 18, 2004              By:        /s/ Louis J. Petrucelly
                                                    ------------------------
                                                      Louis J. Petrucelly
                                                       Chief Financial Officer

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